UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 10, 2010

ADVANCED BIOMEDICAL TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53051	98-0516589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3842-Orthopedic, Prosthetic, & Surgical Appliances & Supplies	0001385799
(Standard Industrial Classification)	(Central Index Key)

18 Lake Ridge Drive
Middletown, NY 10940
(Address of principal executive offices, including zip code)

(718) 766-7898
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Copy of Communication to:
Befumo & Schaeffer, PLLC
2020 Pennsylvania Ave., NW #840
Washington, DC 20006
Phone: (202) 725-6733
Fax: (202) 478-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

Advanced BioMedical Technologies, Inc.  (“we”, “our”, “us”, the “Company”) was notified that, effective January 29, 2010, the US Audit Practice of Jimmy CH Cheung & Co, the Company’s independent registered public accounting firm (“JCHC”), merged with Baker Tilly Hong Kong Limited (“BTHK”).  On March 10, 2010, JCHC resigned as the independent registered public accounting firm of the Company and with the approval of the Company’s Board of Directors, BTHK was engaged as the Company’s independent registered public accounting firm.

The audit reports of JCHC on the financial statements of the Company as of and for the years ended October 31, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports of JCHC for the financial statements of the Company as of October 31, 2009 and 2008 indicated uncertainty as to the Company’s ability to continue as a going concern because the Company had working capital and stockholders’ deficits.

During the Company’s two most recent fiscal years ended October 31, 2009 and 2008 and through March 10, 2010, the Company did not consult with BTHK on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and BTHK did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable even within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

In connection with the audits of the Company’s financial statements for the fiscal year ended October 31, 2009 and 2008 and through the date of this Current Report, there were: (i) no disagreements between the Company and JCHC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of JCHC, would have caused JCHC to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided JCHC a copy of the disclosures in this Form 8-K and has requested that JCHC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not JCHC agrees with the Company’s statements in this Item 4.01(a). A copy of the letter dated March 10, 2010, furnished by JCHC in response to that request is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 16.1	Letter from Jimmy CH Cheung & Co to the Securities and Exchange Commission, dated March 10, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2010	ADVANCED BIOMEDICAL TECHNOLOGIES, INC.

/s/Wang Hui
Wang Hui
Chief Executive Officer, Director